June 15, 2017 June 2017 Phase 2 Trial Presentation

Safe Harbor / Disclaimer 2 Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, the progress of the Phase 1/2 clinical program of SEL-212, the potential of SEL-212 to treat severe gout patients and resolve their debilitating symptoms, the ability of SEL-212 to avoid unwanted immune responses, the ability of SVP-Rapamycin to induce immune tolerance against pegsiticase, the ability of SEL-212 to improve acute symptoms during a short induction cycle, the ability of SEL-212 to be re-administered if severe gout symptoms recur, whether the company will determine an appropriate dose of SEL-212 for a Phase 3, whether the company will advance to a Phase 3 for SEL-212 at all, whether the Phase 2 clinical data of SEL-212 demonstrate the potential of SEL-212 to address a substantial unmet need for gout patients, the ability of the company’s SVP platform, including SVP-Rapamycin, to mitigate immune response and create better therapeutic outcomes, the potential treatment applications for products utilizing the SVP platform in areas such as enzyme therapy, gene therapy, oncology therapy, vaccines and treatments for allergies and autoimmune diseases and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s SVP technology, potential delays in enrollment of patients, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations or licenses, and other important factors discussed in the “Risk Factors” section of the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on May 11, 2017, and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward- looking statements included in this presentation.

SEL-212 for Chronic Severe Gout

4

Clinical Objectives of SEL-212 Program

Phase 1a



Clinicaltrials.gov NCT02464605

- n = 22
- Single ascending dose of pegsiticase
- Hyperuricemic patients

✓ **Define effective monthly dose of pegsiticase**

✓ **Demonstrate rapid formation and kinetics of ADAs**

Phase 1b



Clinicaltrials.gov NCT02648269

- n = 63
- Single ascending dose of SEL-212
- Hyperuricemic patients

Demonstrate that SEL 212:

✓ **Mitigates ADAs**

✓ **Enables prolonged control of uric acid for >30 days**

Phase 2



Clinicaltrials.gov NCT02959918

- n = 60
- 3 monthly doses of SEL-212 +
  2 monthly doses of pegsiticase alone
- Symptomatic & hyperuricemic patients

Demonstrate SEL-212's safety, tolerability and ability to reduce serum uric acid after multiple doses

Nearly 100 patients now dosed with SEL-212

SELECTA Biosciences

5 0 2 4 6 8 1 0 0 2 4 6 8 1 0 S e ru m U ric A cid ( m g /d L ) 0 2 4 6 8 1 0 0 2 4 6 8 1 0 0.03 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 0.10 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 0.4 mg/ kg Pegsiticase only 0.03, 0.1, 0.3 mg/kg SVP-Rapamycin only 0.30 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 0 2 4 6 8 1 0 0.15 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 0 2 4 6 8 1 0 0 7 14 21 30 37 44 51 No emergence of new ADAs N = 5 N = 15 N = 5 N = 10 N = 5 N = 5 Phase 1b Demonstrates SEL-212’s Clinical Activity for ≥30 Days Day + IMVACS 2016 Presentation Clinicaltrials.gov NCT02648269

6

Phase 1b Trial Shows Correlation Between ADA Titers, Pegsiticase Activity and sUA


Anti-Uricase ADA
Pegsiticase PD
Serum Uric Acid
Anti-uricase IgG titer
Serum pegsiticase activity (mU/mL)
Serum uric acid (mg/dL)
N=5
N=10
7 of 10
N=5
4 of 5
N=5
4 of 5
7 of 10
Days post-infusion
Pegsiticase only
Pegsiticase + 0.1 mg/kg SVP-Rapamycin
Pegsiticase + 0.15 mg/kg SVP-Rapamycin
Pegsiticase + 0.3 mg/kg SVP-Rapamycin
+

SELECTA Biosciences

Clinicaltrials.gov NCT02648269

Trial Completion Phase 2 Trial Overview 7 • Patients with symptomatic gout and serum uric acid levels >6 mg/dL • Safety, tolerability and pharmacokinetics of multiple doses of SEL-212 and pegsiticase alone • Reduction of serum uric acid levels • Reduction of ADA levels • Multiple ascending dose cohorts • Control cohorts: pegsiticase alone every 28 days for up to five doses • All other cohorts: SEL-212 every 28 days for three doses followed by two doses of pegsiticase alone • Dosing stopped upon loss of sUA control at Days 21 after a dose • Expected by the end of 2017 • 60 patients dosed at 11 active U.S. clinical sites Enrollment Criteria Primary/Secondary Endpoints Design Dosing Stopping Rules As of June 12 Clinicaltrials.gov NCT02959918

8 Status of Phase 2 Trial Cohorts Cohort Treatment Weeks 0, 4, 8 Treatment Weeks 12 + 16 Status Pegsiticase SVP-Rapamycin Pegsiticase 1 0.2 mg/kg None 0.2 mg/kg Enrollment terminated 2 0.4 mg/kg None 0.4 mg/kg Enrollment terminated 3 0.2 mg/kg 0.05 mg/kg 0.2 mg/kg Dosing completed 4 0.4 mg/kg 0.05 mg/kg 0.4 mg/kg Dosing completed 5 0.2 mg/kg 0.08 mg/kg 0.2 mg/kg Dosing completed 6 0.4 mg/kg 0.08 mg/kg 0.4 mg/kg Ongoing 7 0.2 mg/kg 0.1 mg/kg 0.2 mg/kg Ongoing 8 0.4 mg/kg 0.1 mg/kg 0.4 mg/kg Ongoing 9+ Under design Planned Clinicaltrials.gov NCT02959918

9 Minimal Effective Dose of SEL-212 Now Defined Unaudited data as of June 12, 2017 Clinicaltrials.gov NCT02959918 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 SU A (m g/d L) 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 SU A (m g/d L) 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 SU A (m g/d L) 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 W e e k s SU A (m g/ dL ) 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 W e e k s 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0.2 mg/kg None Single patient 5 patients Dosing ongoing Dosing ongoing Cohort terminated for loss of efficacy and patient safety Cohort terminated for loss of efficacy and patient safety Single patient Single patient Pegsiticase Dose 0.4 mg/kg S V P -Rapa m y cin Dos e 0.05 0.08 0.1 8 patients8 patients

0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 10 Minimal Effective Dose of SEL-212 Unaudited data as of June 12, 2017 Clinicaltrials.gov NCT02959918 0.4 mg/kg Pegsiticase + 0.08 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 114-0001 107-0004 111-0002 110-0008 106-0035 104-0010 Days S e ru m U ric A cid ( m g /d L ) A n ti-U ricas e A n ti b o d y T it e r • Sustained reduction of sUA after two injections of pegsiticase alone suggests induction of immune tolerance • Cohort being expanded to 10 evaluable patients # Stopping rules met (sUA levels >1 mg/dL at 21 days after dosing)# Patient #

11 Higher Dose Cohort: 0.4 mg/kg of Pegsiticase + 0.1 mg/kg of SVP-Rapamycin Unaudited data as of June 12, 2017 Clinicaltrials.gov NCT02959918 • sUA remains controlled in a majority of patients following repeat doses • Two patients met stopping rules • One of these patients was inadvertently re- dosed; experienced an infusion reaction and fully recovered Stopping rules met SAE (infusion reaction) due to protocol deviation# * 0.4 mg/kg Pegsiticase + 0.1 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase Patient # 104-0018 110-0015 103-0020 104-0017 106-0054 106-0045 107-0008 103-0019 111-0008 104-0023 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 S e ru m U ric A cid ( m g /d L ) A n ti-U ricas e A n ti b o d y T it e r # * #

12

Results to Date Suggest Reduction in Flare Frequency During SEL-212 Therapy


% Patients with flare in months 1-3
% Patients with flares
60
40
20
0
Pegisticase alone
0.05
0.08
0.1
SVP-Rapamycin (mg/kg)
+ Pegisticase


% Patients with flare by month
% Patients with flares
60
40
20
0
1
Pegisticase alone
1
2
3
SVP-Rapamycin
+ Pegisticase

- Urate lowering therapies typically increase the incidence of flares at the beginning of therapy
- SEL-212 lowers flares compared to pegsiticase alone

Unaudited data as of June 12, 2017
Clinicaltrials.gov NCT02959918

Phase 2 Safety Overview 13 • SEL-212 has been generally well tolerated at clinically active doses following repeated administrations • SAEs reported to date in the trial: - Seven infusion reactions, four of which were in cohorts receiving pegsiticase alone or pegsiticase in combination with the lowest dose of SVP-Rapamycin and two of which were due to protocol deviations related to dosing errors - One was for a patient who experienced cholecystitis (inflammation of gall bladder caused by impacted gall stones), which was determined not to be related to study drug • All SAEs were successfully treated and resolved without further issues Unaudited data as of June 12, 2017 Clinicaltrials.gov NCT02959918

14 Phase 2 Adverse Events Unaudited data as of June 12, 2017 Clinicaltrials.gov NCT02959918 Cohort Entire Study 1 2 3 4 5 6 7 8 N(%) 60 3 3 9 10 6 7 10 10 ≥ 1TEAE 49(81.7) 2 2 9 8 5 5 3 6 ≥ SAE 8 1 1 2 0 0 1* 1#, 1 1* Death 0 0 0 0 0 0 0 0 0 Discontinuation due to TEAE 8 1 1 2 0 0 1 2 1 Specific TEAEs Infusion reaction 8(13.3) 1 1 2 0 0 1*, 1 1 1* Gout flare 13(21.7) 3 0 2 2 1 2 1 2 Hyperglycemia1 9(15) 0 0 2 0 3 2 1 1 Hypertriglyceridemia1 4(6.7) 0 0 1 0 2 0 1 0 Infection1 9(15) 0 1 4 1 1 1 0 1 Tachycardia1 3(5) 0 0 2 1 0 0 0 0 Headache1 3(5) 0 0 0 3 0 0 0 0 Hypophosphatemia1 4(6.7) 0 0 4 0 0 0 0 0 Stomatitis or oral lesion1 2(3.3) 0 0 0 0 1 0 0 1 Leukopenia1 10(16.7) 0 0 2 0 2 1 2 3 #Not related to study drug. Patient underwent a cholecystectomy *Patient incorrectly dosed; protocol deviation (1) Observed at single data points, transient in nature and mild or moderate

The Unmet Need

16

Substantial Unmet Need for Chronic Severe Gout Patients

U.S. Gout Patients (million)[1]


8.3
3.1
5.2
4.7
0.5
Gout prevalence
Un-diagnosed or no Rx treatment
Patients Rx treated
Primary care, endo, nephro, other
Rheumatologists

Estimated SEL-212 Target Patient Population[1]


530,000
370,000
160,000
Gout treated by rheumatologists
No/not diagnosed tophi
Est. SEL-212 patient pool

Gout Admissions Now Exceed RA[2]


Hospitalizations per 100000 US Adults
14
12
10
8
6
4
2
0
Gout
Rheumatoid arthritis
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

Tophi Significantly Increase Mortality Risk[3]


All-Cause Mortality
Percent survival
100
80
60
40
20
0
No tophus
Tophus present
P<0.0001
No tophus 244 243 236 230 202 126 69 35 10
Tophus present 51 47 46 41 33 26 18 10 1
0 1 2 3 4 5 6 7 8
Time to Death (years)

SELECTA Biosciences

(1) IMS, Desk Research, Selecta rheumatologist interviews, Crystal patient registry
(2) Choi HK et al, Trends in Gout and Rheumatoid Arthritis Hospitalizations in the United States, JAMA, June 2016

(3) Vincent Z et al, Predictors of Mortality in People with Recent Onset of Gout: A Prospective Observational Study, ACR, Sept. 2016

17

What is Chronic Severe Gout?



Visible tophi


Uric acid
deposits

Hidden uric acid deposits

- ~50,000 U.S. gout patients are refractory to standard therapies and most have existing "tophi"[1]
- Over 100,000 additional patients have tophaceous gout and remain symptomatic[2]
- Tophi are hidden or disfiguring inflammatory nodules of crystallized uric acid that form in severe gout patients
  - Tend to form primarily in joints and tissues
  - Source of recurrent flares and debilitating pain that cannot be treated effectively by simply lowering sUA to <6 mg/dL
  - Shown to significantly increase morbidity and mortality if left untreated[3,4]

(1) IMS, Desk Research
(2) Selecta rheumatologist interviews, Crystal patient registry
(3) Choi HK et al, Tophaceous Gout and the Risk of Mortality: A General Population-Based Study, ACR, Sept. 2016
(4) Zhu Y, et al, Comorbidities of gout and hyperuricemia in the US general population: NHANES 2007-2008, Am J Med, July 2012

SELECTA Biosciences

6.8 6.0 Seru m U ri c A c id ( m g /d L ) Time Uric acid solubility limit FDA-approved endpoint Urate crystal deposits begin to form The Clinical Endpoint for Gout Medication Approvals is Well-Defined 18

While Oral Therapies May Control sUA, They do not Effectively Resolve Tophi 19 6.8 6.0 Seru m U ri c A c id ( m g /d L ) Time Oral therapies For illustrative purposes only

20

Resolving Tophi and Uric Acid Deposits with Monthly Uricase Treatments


6.8
6.0
Serum Uric Acid (mg/dL)
Very low sUA levels enable rapid tophi resolution
Uric acid deposits
Calcium deposits
Before[1]
After[1]
Transition from uricase to oral therapies
Time
12-24 week treatment cycle

(1) Arujo EG et al, Tophus resolution with pegloticase: a prospective dual-energy CT study, RMD Open, 2015

For illustrative purposes only

Phase 2 Trial Accomplishments to Date 21  Controlled sUA and avoided ADAs after multiple doses  Induced immune tolerance  Demonstrated low incidence of flares  SEL-212 generally well tolerated at active dose levels  Identified minimum effective dose  Data allows initial preparation of Phase 3 program design Clinicaltrials.gov NCT02959918 Additional cohorts to be enrolled in weeks ahead

Platform Implications

Immunogenicity’s Impact on Biologic Drugs and Product Candidates is Far-Reaching COMPROMISED EFFICACY Anti-drug antibodies (ADAs) neutralize therapeutic benefit 23 UNPREDICTABLE RESPONSE Changed PK/PD through drug-ADA interaction SAFETY RISK Hypersensitivity reactions can impact patients “Prophylactic immune tolerance induction should be strongly considered in patients who are at risk of developing immune responses to ERT.” – Amy Rosenberg, MD, Director, Division of Biotechnology Products Review and Research, FDA

Proprietary program(s) Potential program(s) 24 SEL-212 for Chronic Severe Gout  Commercially attractive  Rare disease  Rapid ADA onset  Clear endpoint  Adult patients Single Treatment Chronic Treatment Adult Patients Cancer Patients Pediatric Patients Oncology (LMB-100) Enzyme Replacement Therapy (Pompe Disease) Gene Therapy (MMA and OTC) + Treatment Cycle + + + SEL-212 Trial Data Inform Platform Expansion and Progression Ongoing Ph2 trial also will inform clinical programs for other product candidates

Indication Description Preclinical Phase 1 Phase 2 Proprietary ADA Mitigation Programs Refractory Gout SVP-Rapamycin co-administered with pegsiticase (SEL-212) Mesothelioma & Pancreatic Cancer* SVP-Rapamycin co-administered with LMB-100 Methylmalonic Acidemia (MMA) SVP-Rapamycin co-administered with Anc80 vector Ornithine Transcarbamylase Deficiency (OTC) SVP-Rapamycin co-administered with AAV vector ADA Mitigation Program License Hemophilia A SVP-Rapamycin licensed for FVIII gene therapy Immune Tolerance Pipeline 25 * LMB-100 is currently being investigated in two Phase 1 clinical trials at the National Cancer Institute (NCI): one of LMB-100 alone in Mesothelioma and one of LMB-100 in combination with nab-paclitaxel in Pancreatic Cancer. Selecta and NCI are currently in discussions regarding a planned Phase 1b clinical trial to evaluate multiple cycles of LMB-100 in combination with SVP-Rapamycin.